Exhibit 10.6
AMENDMENT #5 TO CONTRACT NO. 0652 BETWEEN
GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND
AMERIGROUP GEORGIA MANAGED CARE COMPANY, INC.
     This Amendment is between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and Amerigroup Georgia Managed Care Company, (hereinafter referred to as “Contractor”) and is made effective this 15th day of September, 2008 (hereinafter referred to as the “Effective Date”). Other than the changes, modifications and additions specifically articulated in this Amendment #5 to Contract # 0652, RFP#41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor. Unless expressly modified or added in this Amendment #5, the terms and conditions of the original Contract are expressly incorporated into this Amendment #5 as if completely restated herein.
     WHEREAS, DCH and Contractor executed a contract for the provision of services to members of the Georgia Families Program;
     WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor’s plan;
     WHEREAS, DCH has sought permission from the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”) to revise the capitation rates payable to Contractor for State Fiscal Year 2009; and
     WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.
     NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:
I.	Upon receiving written notice from CMS indicating that agency’s approval of the revised capitation rates, the parties shall delete the current Attachment H, Capitation Payment, in its entirety and replace it with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment.

II.	DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

III.	This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

VI.	It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

VII.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VIII.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

IX.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.
- SIGNATURES ON THE FOLLOWING PAGE -

SIGNATURE PAGE
IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.
GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/S/ Dr. Rhonda M. Medows, M.D.	Date
Commssioner
AMERIGROUP GEORGIA MANAGED CARE COMPANY, INC.

BY:

Date

/S/ Dr,Tunde Sotunde, CEO
Please Print/Type Name Here

AFFIX CORPORATE SEAL HERE (Corporations without a seal, attach a Certificate of Corporate Resolution

ATTEST: /S/ Stanley F. Baldwin
TITLE: Secretary

*	Must be President, Vice President, CEO or Other Authorized Officer

**	Must be Corporate Secretary

EXHIBIT 1
CONFIDENTIAL — NOT FOR CIRCULATION
ATTACHMENT H
Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.
(The table is displayed on the following page.)

FY 2009 CMO Rates

Region	Aid Category	Age/Gender Group	Amerigroup
Atlanta	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	****REDACTED***
Atlanta		3 - 11 Months, Male and Female
Atlanta		1 - 5 Years, Male and Female
Atlanta		6 -13 Years, Male and Female
Atlanta		14 - 20 Years, Female
Atlanta		14 - 20 Years, Male
Atlanta		21 - 44 Years, Female
Atlanta		21 -44 Years, Male
Atlanta		45+ Years, Female
Atlanta		45+ Years, Male
Atlanta	PeachCare	0 - 2 Months, Male and Female
Atlanta	PeachCare	3 - 11 Months, Male and Female
Atlanta	PeachCare	1 - 5 Years, Male and Female
Atlanta	PeachCare	6 - 13 Years, Male and Female
Atlanta	PeachCare	14 - 20 Years, Female
Atlanta	PeachCare	14 - 20 Years, Male
Atlanta	Breast and Cervical Cancer	All Ages
Atlanta
East		0 - 2 Months, Male and Female
East		3 - 11 Months, Male and Female
East	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female
East	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female
East	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Female
East	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Male
East	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female
East	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male
East	Medicaid (LIM/Refugee/RSM)	45+ Years, Female
East	Medicaid (LIM/Refugee/RSM)	45+ Years, Male
East	PeachCare	0 - 2 Months, Male and Female
East	PeachCare	3 - 11 Months, Male and Female
East	PeachCare	1 - 5 Years, Male and Female
East	PeachCare	6 - 13 Years, Male and Female
East	PeachCare	14 - 20 Years, Female
East	PeachCare	14 - 20 Years, Male
East	Breast and Cervical Cancer	All Ages
East	Maternity Delivery/Kick Payment
North
North	Medicaid (LIM/Refugee/RSM)	3 - 11 Months, Male and Female
North	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female 6 - 13
North	Medicaid (LIM/Refugee/RSM)	Years, Male and Female
North	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Female
North	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Male
North	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female
North	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male
North	Medicaid (LIM/Refugee/RSM)	45+ Years, Female
North	Medicaid (LIM/Refugee/RSM)	45+ Years, Male
North	PeachCare	0 - 2 Months, Male and Female
North	PeachCare	3 - 11 Months, Male and Female
North	PeachCare	1 - 5 Years, Male and Female
North	PeachCare	6 -13 Years, Male and Female
North	PeachCare	14 - 20 Years, Female
North	PeachCare	14 - 20 Years, Male
North	Breast and Cervical Cancer	All Ages
North	Maternity Delivery/Kick Payment
Southeast	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female
Southeast	Medicaid (LIM/Refugee/RSM)	3 - 11 Months, Male and Female
Southeast	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female
Southeast	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female
Southeast	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Female
	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Male
Southeast	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female
Southeast	Medicaid (LIM/Refugee/RSM)
Southeast	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male 45+ Years, Female
Southeast	Medicaid (LIM/Refugee/RSM)	45+ Years, Male
Southeast	PeachCare	0 - 2 Months, Male and Female
Southeast	PeachCare	3 - 11 Months, Male and Female
Southeast	PeachCare	1 - 5 Years, Male and Female
Southeast	PeachCare	6 -13 Years, Male and Female
Southeast	PeachCare	14 - 20 Years, Female
Southeast	PeachCare	14 - 20 Years, Male
Southeast	Breast and Cervical Cancer	All Ages
Southeast	Maternity Delivery/Kick Payment